UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

OLLIE'S BARGAIN OUTLET HOLDINGS, INC.

2025 Annual Meeting
Vote by June 11, 2025
11:59 PM ET

OLLIE'S BARGAIN OUTLET HOLDINGS, INC.
6295 ALLENTOWN BOULEVARD, SUITE 1
HARRISBURG, PA 17112
ATTN: JAMES J. COMITALE

V72578-P27308

You invested in OLLIE'S BARGAIN OUTLET HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on June 12, 2025.**

Get informed before you vote

View the Notice and Annual Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 12, 2025
10:00 AM EDT

Colonial Golf and Tennis Club
4901 Linglestown Road
Harrisburg, PA 17112

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to have valid photo identification and request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors of the Board to hold office until the 2026 Annual Stockholders Meeting or until their respective successors have been elected and qualified.	
	Nominees:	
1a.	Alissa Ahlman	For
1b.	Mary Baglivo	For
1c.	Robert Fisch	For
1d.	Stanley Fleishman	For
1e.	Thomas Hendrickson	For
1f.	Abid Rizvi	For
1g.	John Swygert	For
1h.	Eric van der Valk	For
1i.	Stephen White	For
1j.	Richard Zannino	For
2.	To approve a non-binding advisory proposal regarding named executive officer compensation.	For
3.	To approve a new 2025 Equity Incentive Plan, which our Board adopted subject to approval by the Company's stockholders at the 2025 annual meeting, to succeed the Company's 2015 Equity Incentive Plan, which is expiring.	For
4.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2026.	For

NOTE: Such other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V72579-P27308